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                          AIM SUMMIT INVESTORS PLANS I

                       Supplement dated September 17, 2002
                      to the Prospectus dated March 1, 2002
                        as supplemented September 6, 2002


This supplement supercedes and replaces in its entirety the supplement dated September 6, 2002.

Effective September 6, 2002, the following information replaces in its entirety the second paragraph appearing under the heading "SERVICE CHARGES AND OTHER FEES" - "Custodian Fees and Sponsor Charges" on page 13 of the Prospectus:

      "If you send a plan investment by check or other order for the payment of money which is not honored by the bank on which it is drawn, the Custodian will deduct $5.00 from your account. The Custodian will charge you $2.50 for terminating a plan."